Smith Barney
INVESTMENT TRUST
388 Greenwich Street
New York, New York 10013
(800) 451-2010

	March 30, 1998 as amended June 17, 1998

This Statement of Additional Information (the SAI) supplements the information contained in the current Prospectus of the Smith Barney Large Capitalization Growth Fund (the Fund) dated March 30, 1998, as amended or supplemented from time to time, and should be read in conjunction with the Prospectus. The Prospectus may be obtained by contacting a Smith Barney Financial Consultant, or by writing or calling Smith Barney Investment Trust (the Trust), of which the Large Capitalization Growth Fund is a series, at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into each Prospectus in its entirety.

TABLE OF CONTENTS

For ease of reference, the section headings used in this SAI are identical to those used in each Prospectus except as noted in parentheses below:

Management of the Trust and the Funds
1
Investment Objectives and Management Policy
4
Purchase of Shares
8
Redemption of Shares
9
Distributor
10
Valuation of Shares
11
Exchange Privilege
12
Performance Data (See in the Prospectus Performance )
12
Taxes (See in the Prospectus Dividend, Distribution and Taxes)
15
Additional Information
16
Financial Statements
17
MANAGEMENT OF THE TRUST AND THE FUND
The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund. These organizations are as follows:
NAME	SERVICE
Smith Barney Inc. (Smith Barney or the Distributor)
Distributor
Mutual Management Corp. (MMC or the Manager)
Investment Manager
PNC Bank, National Association (PNC or the Custodian)
Custodian
First Data Investor Services Group, Inc.,
(First Data or the  Custodian)

Transfer Agent

These organizations and the functions they perform for the Fund are discussed in the Prospectus and in this SAI.


TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

The names of the Trustees of the Trust and executive officers of the Fund, together with information as to their principal business occupations, are set forth below. The executive officers of the Fund are employees of organizations that provide services to the Fund. Each Trustee who is an interested person of the Trust, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), is indicated by an asterisk.

	Herbert Barg (Age 74). Private Investor. His address is 273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

	*Alfred J. Bianchetti, Trustee (Age 75). Retired; formerly Senior Consultant to Dean Witter Reynolds Inc. His address is 19 Circle End Drive, Ramsey, New Jersey 07466.

	Martin Brody, Trustee (Age 76). Consultant, HMK Associates; Retired Vice Chairman of the Board of Restaurant Associates Corp. His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, New Jersey 07932.

	Dwight B. Crane, Trustee (Age 60). Professor, Harvard Business School. His address is c/o Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163.

	Burt N. Dorsett, Trustee (Age 67). Managing Partner of Dorsett McCabe Management. Inc., an investment counseling firm; Trustee of Research Corporation Technologies, Inc., a nonprofit patent clearing and licensing firm. His address is 201 East 62nd Street, New York, New York 10021.

	Elliot S. Jaffe, Trustee (Age 71). Chairman of the Board and President of The Dress Barn, Inc. His address is 30 Dunnigan Drive, Suffern, New York 10901.

	Stephen E. Kaufman, Trustee (Age 66). Attorney. His address is 277 Park Avenue, New York, New York 10172.

	Joseph J. McCann, Trustee (Age 67). Financial Consultant; Retired Financial Executive, Ryan Homes, Inc. His address is 200 Oak Park Place, Pittsburgh, Pennsylvania 15243.

	*Heath B. McLendon, Chairman of the Board and Investment Officer (Age
64). Managing Director of Smith Barney, Chairman of the Board of Smith Barney Strategy Advisers Inc. and President of MMC and Travelers Investment Adviser, Inc. (TIA); prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc., Vice Chairman of Shearson Asset Management. Mr. McLendon is Chairman of the Board of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

	Cornelius C. Rose, Jr., Trustee (Age 64). President, Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Trustee of Performance Learning Systems, an educational consultant. His address is Fair Oaks, Enfield, New Hampshire 03748.

	James J. Crisona, Trustee Emeritus. Attorney; formerly Justice of the Supreme Court of the State of New York. His address is 118 East 60th Street, New York, New York 10022

	Lewis E. Daidone, Senior Vice President and Treasurer (Age 40). Managing Director of Smith Barney, Chief Financial Officer of the Smith Barney Mutual Funds; Director and Senior Vice President of MMC and TIA. Mr. Daidone serves as Senior Vice President and Treasurer of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

	Alan Blake, Vice President and Investment Officer (Age 48), Managing Director of Smith Barney. His address is 388 Greenwich Street, New York, New York 10013.

	Christina T. Sydor, Secretary (Age 46), Managing Director of Smith Barney. General Counsel and Secretary of MMC and TIA. Ms. Sydor serves as secretary of 42 Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.

	No officer, director or employee of Smith Barney or any of its affiliates receives any compensation from the Trust for serving as an officer of the Fund or Trustee of the Trust. The Trust pays each Trustee who is not an officer, director or employee of Smith Barney or any of its affiliates a fee of $8,000 per annum plus $500 per in-person meeting and $100 per telephonic meeting. Each Trustee emeritus who is not an officer, director or employee of Smith Barney or its affiliates receives a fee of $4,000 per annum plus $250 per in-person meeting and $50 per telephonic meeting. All Trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.

	For the fiscal year ended November 30, 1997, the Trustees of the Fund were paid the following compensation:






Name of Person



Aggregate
Compensat
ion
from Fund
#
Total
Pension or
Retirement
Benefits
Accured
as part of
Fund Expenses


Compensatio
n
from Fund
and Fund
Complex
Paid to
Trustees

Number of
Funds for
Which
Trustees
Serves
Within
Fund Complex
Herbert Barg
$6,600
$0
$101,600
18
Alfred
Bianchetti*
  6,600
  0
49,600
13
Martin Brody
  6,000
  0
119,814
21
Dwight B. Crane
  6,600
  0
133,850
24
Burt N. Dorsett
  6,600
  0
49,600
13
Elliot S. Jaffe
  6,600
  0
48,500
13
Stephen E.
Kaufman
  6,600
  0
91,964
15
Joseph J.
McCann
  6,600
  0
49,600
13
Heath B.
McLendon *
-
-
-
42
Cornelius C.
Rose, Jr.
  6,600
  0
49,600
13

*      Designates an interested Trustee.
#   Upon attainment of age 80, Fund Trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Mr. Crisona is a Trustee Emeritus and as such may attend meetings but has no voting rights. During the Funds last fiscal year, aggregate compensation paid by the Fund to Trustees achieving emeritus status totaled $11,423

Investment Manager - MMC

MMC serves as investment manager to the Fund pursuant to an investment management agreement (the Investment Management Agreement) with the Trust which was approved by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or the Manager. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. (Holdings), which in turn, is a wholly owned subsidiary of Travelers Group Inc. (Travelers). The services provided by the Manager under the Investment Management Agreement are described in the prospectus under Management of the Trust and the Fund. The Manager pays the salary of any officer and employee who is employed by both it and the Trust. The Manager bears all expenses in connection with the performance of its services.
As compensation for investment management services, the Fund pays the Manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Funds average daily net assets.

Counsel and Auditors

Willkie Farr & Gallagher serves as legal counsel to the Trust. The Trustees who are not interested persons of the Trust have selected Stroock & Stroock & Lavan LLP as their counsel.

KPMG Peat Marwick LLP, independent auditors, 345 Park Avenue, New York, New York 10154, have been selected to serve as auditors of the Trust and to render opinions on the Funds financial statements for the fiscal year ended November 30, 1998.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The Prospectus discusses the Funds investment objective and the policies it employs to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to such investments, policies and strategies.

Money Market Instruments. As stated in the Prospectus, the Fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the Fund may invest include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities (U.S. government securities); certificates of deposit, time deposits and bankers acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Certificates of deposit (CDs) are short-term, negotiable obligations of commercial banks. Time deposits (TDs) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation the (FDIC). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specialized levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (State Branches) may or may not be required: (a) to pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) to maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Manager will carefully evaluate such investments on a case-by-case basis. Savings and loans associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund. As a result, such savings and loan associations are subject to regulation and examination.

American, European and Continental Depository Receipts. The Fund may invest in the securities of foreign and domestic issuers in the form of American Depository Receipts (ADRs) and European Depository Receipts (EDRs). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depository Receipts (CDRs), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and CDRs, in bearer form, are designed for use in European securities markets.

Miscellaneous Investment Policies

The Fund may invest up to an aggregate amount equal to 10% of its net assets of illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Investment Restrictions

The investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities of the Fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of outstanding shares. The remaining restrictions may be changed by a vote of a majority of the Trusts Board of Trustees at any time.

Under the investment restrictions adopted by the Trust with respect to the
Fund:  The Fund will not

1. Invest in a manner that would cause it to fail to be a diversified company under the 1940 Act and the rules, regulations and orders thereunder.

2. Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 331/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

4. Issue senior securities as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds investment objective and policies); or
(d) investing in real estate investment trust securities.

7. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9. Invest in oil, gas or other mineral leases or exploration or development programs.

10. Write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the Funds investment objective and policies.

11. Purchase a security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years.

12. Make investments for the purpose of exercising control of management.

Portfolio Transactions

Decisions to buy and sell securities for the Fund are made by the Manager, subject to the overall review of the Trusts Board of Trustees. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Manager, investments of the type that the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. The Trust has paid no brokerage commissions since its commencement of operations.

Allocation of transactions on behalf of the Fund, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed fair and reasonable to the Funds shareholders. The primary considerations of the Manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the Manager may receive orders for portfolio transactions by the Fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager, and the fees of the Manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the Manager in serving both the Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the Fund.

The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the Manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

Portfolio Turnover

While the Funds portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%, it has in the past exceeded 100%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to the Fund, as purchases and sales of portfolio securities are usually effected as principal transactions. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities.
The portfolio turnover rate for the period ended November 30, 1997 was 1%.

PURCHASE OF SHARES

Volume Discounts

The schedules of sales charges described in the Prospectus apply to purchases of shares of the Fund made by any purchaser, which term is defined to include the following: (a) an individual; (b) an individuals spouse and his or her children purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code and qualified employee benefit plans of employers who are affiliated persons of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; or (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Smith Barney Financial Consultant.

Combined Right of Accumulation

Reduced sales charges, in accordance with the schedules in the Prospectus, apply to any purchase of shares of a Fund by any purchaser (as defined above). The reduced sales charge is subject to confirmation of the shareholders holdings through a check of appropriate records. The Trust reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the right of accumulation, shareholders should contact a Smith Barney Financial Consultant.


Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of a Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class C share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge (CDSC), however, is imposed on certain redemptions of Class C shares, and Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in each Funds financial statements, incorporated by reference in their entirety into this SAI.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of the Fund is included in the Prospectus. The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the NYSE) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Funds investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Funds shareholders.

Distribution in Kind

If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Funds net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the Withdrawal Plan) is available to shareholders of the Fund who own shares of the Fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholders shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholders shares at the time the Withdrawal Plan commences). To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholders investment in a Fund, continued withdrawal payments will reduce the shareholders investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders of a Fund who wish to participate in the Withdrawal Plan and who hold their shares of the Fund in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund involved. A shareholder who purchases shares directly through the Transfer Agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the Transfer Agent no later than the eighth day of the month to be eligible for participation beginning with that months withdrawal. For additional information, shareholders should contact a Smith Barney Financial Consultant.

DISTRIBUTOR

Smith Barney serves as the Trusts distributor on a best efforts basis pursuant to a written agreement (the Distribution Agreement), which was approved by the Trusts Board of Trustees.

For the fiscal year ended November 30, 1997, the Distributor received approximately $3,023,000 in sales charges for the sale of the Funds Class A shares, and did not reallow any portion thereof to dealers.

For the fiscal year ended November 30, 1997, the Distributor received approximately $28,000 representing CDSC on redemption of the Funds Class B shares.

For the fiscal year ended November 30, 1997, the Distributor received approximately $3,000 representing CDSC on redemption of the Funds Class C shares.

When payment is made by the investor before the settlement date, unless otherwise requested in writing by the investor, the funds will be held as a free credit balance in the investors brokerage account and Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and affiliates of Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets, computed on the basis of their average daily net assets. The Trusts Board of Trustees has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and Distribution Agreements for continuance.

For the fiscal year ended November 30, 1997, the Distributor incurred distribution expenses totaling approximately $10,736,062, consisting of approximately $373,258 for advertising, $4,583 for printing and mailing of prospectuses, $1,811,797 for support services, $8,177,797 to Smith Barney Financial Consultants, and $368,627 in accruals for interest on the excess of Smith Barney expenses incurred in distribution of the Funds shares over the sum of the distribution fees and CDSC received by Smith Barney from the Fund.

For the fiscal year ended November 30, 1997, the Distributor, received $551,254 in the aggregate from the Plan.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement (the Independent Trustees). The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Trustees including all of the Independent Trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to any Fund, by vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). Pursuant to the Plan, Smith Barney will provide the Board of Trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Distribution Arrangements

To compensate Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Funds average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the Fund pays Smith Barney a distribution fee with respect to the Class B and Class C shares primarily intended to compensate Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class C distribution fee is calculated at the annual rate of 0.75% of the value of the Funds average daily net assets attributable to the shares of the respective Class.

SERVICE FEES

Year Ended
11/30/97
Class A
	$  64,109
Class B
	101,125
Class C
	20,661

DISTRIBUTION FEES

Year Ended
11/30/97
Class B
	$303,375
Class C
	61,984


VALUATION OF SHARES

The net asset value per share of the Funds Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Trust in valuing its assets. Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Funds Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Funds Board of Trustees. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Funds Board of Trustees.

EXCHANGE PRIVILEGE

Except as noted below, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same Class of other Smith Barney Mutual Funds, on the basis of relative net asset value per share at the time of exchange as follows:

A. Class A shares of the Fund may be exchanged without a sales charge for Class A shares of any of the Smith Barney Mutual Funds.
B. Class C shares of any fund may be exchanged without a sales charge.
For purposes of CDSC applicability, Class C shares of the Fund exchanged for Class C shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.
Dealers other than Smith Barney must notify the Transfer Agent of the investors prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of Smith Barney High Income Fund under paragraph B above.
The exchange privilege enables shareholders in any Smith Barney Mutual Fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant.
Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

PERFORMANCE DATA

From time to time, the Trust may quote a Funds yield or total return in advertisements or in reports and other communications to shareholders. The Trust may include comparative performance information in advertising or marketing the Funds shares. Such performance information may include the following industry and financial publications- Barrons, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of a Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Average Annual Total Return

A Funds average annual total return, as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:
P(1 + T)n = ERV
Where: P	= 	a hypothetical initial payment of $1,000.
T	= 	average annual total return.
n	= 	number of years.
ERV	=	Ending Redeemable Value of a hypothetical
$1,000 investment made at the beginning of a 1-
, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.
The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Funds net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

Class A shares average annual total return was as follows for the period indicated:

(1.84)% for the period from inception (July 14, 1997) through November 30, 1997.

The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 3.37%.

Class B shares average annual total return was as follows for the period indicated:

(1.80)% for the period from inception (July 14, 1997) through November 30, 1997.

The average annual total return figure assumes that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted, the average annual total return for Class B shares for the same period would have been 3.20%.

Class C shares average annual total return was as follows for the period indicated:

2.2% for the period from inception (July 14, 1997) through November 30, 1997.

The average annual total return figure assumes that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted, the average annual total return for Class C shares for the same period would have been 3.20%.

Class Y shares average annual total return was as follows for the period indicated:
(2.92)% for the period from inception (July 14, 1997) through November 30, 1997.

Class Y shares do not incur sales charges nor CDSCs.

Aggregate Total Return

The Funds aggregate total return, as described below, represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:
ERV - P
P
Where: P 	=	a hypothetical initial payment of $10,000.
ERV	=	Ending Redeemable Value of a hypothetical $10,000
investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.
The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.
Class A shares aggregate total return was as follows for the period indicated:

(1.84)% for the period from inception (July 14, 1997) through November 30, 1997.

The aggregate total returns figures assume that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the aggregate total return for Class A shares for the same period would have been 3.37%.

Class B shares aggregate total return was as follows for the period indicated:

(1.80)% for the period from inception (July 14, 1997) through November 30, 1997.

The aggregate total returns figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted, the aggregate total return for Class B shares for the same period would have been 3.20%.

Class C shares average annual total return was as follows for the period indicated:

2.20% for the period from inception (July 14, 1997) through November 30, 1997.

The aggregate total returns figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted, the aggregate total return for Class C shares for the same period would have been 3.20%.

Class Y shares aggregate total return was as follows for the period indicated:

(2.92)% for the period from inception (July 14, 1997) through November 30, 1997.

Class Y shares do not incur sales charges nor CDSCs.

Performance will vary from time to time depends upon market conditions, the composition of the Funds portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies portfolio securities.


TAXES

The following is a summary of certain Federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Fund.

The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Code. If the Fund (a) qualifies as a regulated investment company and (b) distributes to its shareholders at least 90% of its net investment income (including, for this purpose, its net realized short-term capital gains), the Fund will not be liable for Federal income taxes to the extent that its net investment income and its net realized long- and short-term capital gains, if any, are distributed to its shareholders.

Gains or losses on the sales of stock or securities by the Fund generally will be long-term capital gains or losses if the Fund has held the stock or securities for more than one year. Gains or losses on sales of stock or securities held for not more than one year generally will be short-term capital gains or losses.
Any net long-term capital gains realized by the Fund will be distributed annually as described in the Prospectus. Such distributions (capital gain dividends) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Funds prior taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.

The portion of the dividends received from the Fund that qualifies for the dividends-received deduction for corporations will be reduced to the extent that the Fund holds dividend-paying stock for less than 46 days (91 days for certain preferred stocks). The Funds holding period will not include any period during which the Fund has reduced its risk of loss from holding the stock by purchasing an option to sell or entering into a short sale of substantially identical stock or securities convertible into the stock. The holding period for stock may also be reduced if the Fund diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties. Dividends-received deductions will be allowed only with respect to shares that a corporate shareholder has held for at least 46 days within the meaning of the same holding period rules applicable to the Fund.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends shall be included in the Funds gross income as of the later of (a) the date that such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared but unpaid, dividends) or (b) the date that the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (that is an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, it will he added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Investors considering buying shares of the Fund on or just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails fully to report dividend and interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 31% backup withholding tax with respect to (a) any taxable dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individuals taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholders regular Federal income tax liability.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

ADDITIONAL INFORMATION

The Trust was organized as an unincorporated business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term Trust. On November 20, 1991, July 30, 1993, October 14, 1994 and August 16, 1995, the Trusts name was changed to Shearson Lehman Brothers Income Trust, Smith Barney Shearson Income Trust, Smith Barney Income Trust and Smith Barney Investment Trust, respectively.

PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania, 19103, serves as the custodian of the Fund. Under its custody agreement with the Fund, PNC holds the Funds securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transactions charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Trusts transfer agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Trust, handles certain communications between shareholders and the Trust and distributes dividends and distributions payable by the Trust. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for out-of-pocket expenses.

FINANCIAL STATEMENTS

The Funds Annual Report for the fiscal year ended November 30, 1997 is incorporated herein by reference in its entirety.



	Smith Barney
	Investment
	Trust





















SMITH BARNEY
INVESTMENT TRUST
388 Greenwich Street
New York, NY 10013

	SMITH BARNEY
								      A Member of Travelers Group

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